                     UNION TEXAS PETROLEUM HOLDINGS, INC.

                              [DEBT SECURITIES]

                         ----------------------------

                            Underwriting Agreement


                                                                          [DATE]

[UNDERWRITER]

Dear Sirs:

        Union Texas Petroleum Holdings, Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to [Underwriters] (the "Underwriters") an aggregate of $100,000,000 principal amount of the [Debt Securities] of the Company (the "Notes"). The Company's obligations to pay principal, premium, if any, and interest with respect to the Notes will be unconditionally guaranteed (the "Guarantees") on a joint and several basis by each of the following subsidiaries of the Company (collectively, the "Guarantors"): (i) Union Texas East Kalimantan Limited, a Bahamian corporation ("UTEK"); (ii) Union Texas Petroleum Energy Corporation, a Delaware corporation; (iii) Union Texas International Corporation, a Delaware corporation; (iv) Union Texas Products Corporation, a Delaware corporation; and (v) Unistar, Inc., a Delaware corporation.

        1. The Company represents and warrants to, and agrees with, each of the Underwriters that:

                (a) A registration statement in respect of the Notes and the Guarantees has been filed with the Securities and Exchange Commission (the "Commission"); such registration statement and any post-effective amendment thereto, each in the form heretofore delivered to you, have been declared effective by the Commission in such form; no other document with respect to such registration statement or document incorporated by reference therein has heretofore been filed with the Commission; and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in such registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the "Act"), being hereinafter called a "Preliminary Prospectus"; the various parts of such registration statement, including all exhibits thereto (other than the Statement of Eligibility and Qualification on Form T-1 of the Trustee (as defined below)) and including

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        the documents incorporated by reference in the prospectus contained in the registration statement at the time such part of the registration statement became effective, each as amended at the time such part of the registration statement became effective, being hereinafter called the "Registration Statement"; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus being deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus being deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment to the Registration Statement being deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement);

                (b) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the published rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by you expressly for use therein;

                (c) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the published rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

                (d) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act and the published rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by you expressly for use therein;

                (e) None of the Company or any of its subsidiaries or, to the best of the Company's knowledge, Unimar Company, a Texas general partnership ("Unimar"), has sustained since the


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        date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, which loss or interference is material to the Company and its subsidiaries taken as a whole; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock (other than (i) any shares of capital stock of the Company sold upon exercise of a subscription, option or warrant or the conversion of a security outstanding on the date of this Agreement,
        (ii) any shares of such capital stock, or other securities convertible or exercisable or exchangeable for such shares, in either case issued pursuant to any employee stock option or benefit plan of the Company existing on the date of this Agreement and (iii) any stock repurchases pursuant to the Company's publicly announced stock repurchase program) or any increase of more than $25,000,000 in the consolidated short-term or long-term debt of the Company or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus;

                (f) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; each subsidiary of the Company identified in Annex II hereto (collectively, the "Material Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; Unimar has been duly formed and is validly existing as a partnership under the laws of the State of Texas; and the Company does not have any subsidiary that is a "significant subsidiary" (within the meaning of the published rules and regulations of the Commission under the Act) that is not identified in Annex II hereto;

                (g) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus; and all of the issued shares of capital stock of each Material Subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable, and all of such shares of capital stock and 50% of the equity interests in Unimar (except for directors' qualifying shares and shares held by third parties solely to satisfy local law requirements and except as set forth in the Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

                (h) The Notes have been duly authorized by the Company and, when issued and delivered pursuant to this Agreement, will have been duly executed, authenticated, issued and delivered by the Company and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the indenture dated as of [__________], 1995 (the "Indenture") among the Company, the Guarantors and The First National Bank of Chicago, as Trustee (the "Trustee"),
        under which they are to be issued, which will be substantially in the form filed as an exhibit to the Registration Statement; the Guarantees have been duly authorized by each of the Guarantors and, upon the due authentication, execution, issuance and delivery of the Notes, will have been duly executed, issued and delivered by each Guarantor and will constitute valid and legally binding obligations of each Guarantor entitled to the benefits provided by the Indenture; the Indenture has been duly authorized by the Company and each Guarantor and duly qualified under the Trust Indenture Act and, when executed and delivered by the Company, each Guarantor and the Trustee, will constitute a valid and legally binding instrument of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of
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                                                                               4

        general applicability relating to or affecting creditors' rights and to general equity principles; and the Notes, the Guarantees and the Indenture will conform to the descriptions thereof in the Prospectus;

                (i) The issue and sale of the Notes, the issue of the Guarantees and the compliance by the Company and the Guarantors with all of the provisions of the Notes, the Guarantees, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries or, to the best of the Company's knowledge, Unimar is a party or by which the Company or any of its subsidiaries or Unimar is bound or to which any of the property or assets of the Company or any of its subsidiaries or Unimar is subject, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, any of its subsidiaries or Unimar or any of their properties (excluding conflicts, breaches, violations and defaults that, individually or in the aggregate, will not have any material adverse effect on the general affairs, management, financial position, stockholders' equity, results of operations or prospects of the Company and its subsidiaries taken as a whole), nor will any such action result in any violation of the provisions of the Restated Certificate of Incorporation or By-laws of the Company or the charter or by-laws of any Guarantor; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Company and the Guarantors of the transactions contemplated by this Agreement or the Indenture, except the registration under the Act of the Notes and the Guarantees, the qualification under the Trust Indenture Act of the Indenture and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Notes and the Guarantees by the Underwriters;

                (j) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries or, to the best of the Company's knowledge, Unimar is a party or of which any property of the Company or any of its subsidiaries or Unimar is the subject which, if determined adversely to the Company or any of its subsidiaries or Unimar, would individually or in the aggregate have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                (k) Price Waterhouse, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder; and

                (l) Neither the Company nor any of the Guarantors is an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the published rules and regulations of the Commission thereunder, and the offer and sale of the Notes and the Guarantees will not subject the Company or any of the Guarantors to registration under, or result in a violation of, the Investment Company Act.

        2. Subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company,
at a purchase price of [   ]% of the principal amount thereof, plus accrued
interest from [__________], 1995 to the Time of Delivery (as defined in Section 4 hereof), the principal amount of the Notes set forth opposite the name of such Underwriter in Schedule 1 hereto.

        3. Upon the authorization by you of the release of the Notes, the several Underwriters propose to offer the Notes for sale upon the terms and conditions set forth in the Prospectus.

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        4.  The Notes to be purchased by each Underwriter hereunder, in definitive form and in such denominations and registered in such names as Goldman, Sachs & Co., on behalf of the Underwriters, may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to you against payment by you by certified or official bank check or checks, payable to the order of the Company, in New York Clearing House funds, all at the office of Goldman, Sachs & Co., 85 Broad Street, New York, New York. The time and date of such delivery and payment shall be 9:30 a.m., New York time, on [__________], 1995 or such other time and date as you and the Company may agree upon in writing, such time and date being herein called the "Time of Delivery." Such certificates will be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery at such office of Goldman, Sachs & Co.

        5.  The Company agrees with each of the Underwriters:

                (a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statement or Prospectus which shall be reasonably disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Notes; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus, of the suspension of the qualification of the Notes or the Guarantees for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

                (b) Promptly from time to time to take such action as you may reasonably request to qualify the Notes and the Guarantees for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Notes, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

                (c) To furnish you with copies of the Prospectus in such quantities as you may from time to time reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Notes and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify you and upon your request to file such document and to prepare and furnish without charge to you and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case you are required to

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        deliver a prospectus in connection with sales of any of the Notes at any time nine months or more after the time of issue of the Prospectus, upon your request but at your expense, to prepare and deliver to you as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

                (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including at the option of the Company Rule 158);

                (e) During the period beginning from the date hereof and continuing to and including the earlier of (i) the termination of trading restrictions on the Notes as notified to the Company by you, and (ii) the Time of Delivery, not to offer, sell, contract to sell or otherwise dispose of debt securities of the Company which mature more than one year after the Time of Delivery and which are substantially similar to the Notes, except (x) with your prior written consent, (y) as described in the Prospectus or (z) pursuant to borrowings under the Company's credit facilities or lines of credit established by the Company prior to the date hereof;

                (f) To furnish to the holders of the Notes as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail; and

                (g) During a period of three years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders, and deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission).

        6. The Company covenants and agrees with you that it will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Notes and the Guarantees under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to you and to dealers;
(ii) the cost of printing or producing this Agreement, the Indenture, the Blue Sky Memorandum and any other documents in connection with the offering, purchase, sale and delivery of the Notes and the Guarantees; (iii) all expenses in connection with the qualification of the Notes and the Guarantees for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey;
(iv) any fees charged by securities rating services for rating the Notes; (v) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Notes;
(vi) the costs of preparing and delivering the Notes and the Guarantees to the Underwriters, including any capital, stamp or other tax or duty payable upon the issuance of the Notes or the Guarantees; (vii) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Notes; (viii) all expenses and listing fees in connection with the listing of the Notes on the New York Stock Exchange; and (ix) all other costs and expenses incident to the performance of its obligations hereunder
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which are not otherwise specifically provided for in this Section.  It is understood, however, that except as provided in this Section, Section 8 and
Section 11 hereof, you will pay all of your own costs and expenses, including the fees of your counsel, transfer taxes on resale of any of the Notes by you, and any advertising expenses connected with any offers you may make.

        7. The obligations of the Underwriters hereunder shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of the Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

                 (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

                 (b) Simpson Thacher & Bartlett, counsel for the Underwriters, shall have furnished to you such opinion or opinions, dated the Time of Delivery, with respect to the incorporation of the Company, this Agreement, the Indenture, the validity of the Notes and the Guarantees, the Registration Statement, the Prospectus, and other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                 (c) Andrews & Kurth L.L.P., counsel for the Company and the Guarantors, shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

                        (i) Each of the Company and the Guarantors (other than UTEK) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with requisite corporate power and authority to own its properties and conduct its business as described in the Prospectus;

                        (ii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

                        (iii) The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases a material amount of properties, or conducts any material business, so as to require such qualification, or is subject to no material liability or disability by reason of failure to be so qualified in any such jurisdiction (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of public officials or officers of the Company, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates);

                        (iv)  Each Material Subsidiary has been duly
                 incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; to the best of such counsel's knowledge after reasonable investigation, Unimar has been duly formed and is validly existing as a partnership under the laws of the State of Texas; and all of the issued shares of capital stock of each Material Subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable, and (except for directors' qualifying shares and shares held by third parties solely to satisfy local law requirements and except as otherwise set forth in the Prospectus), to the best of such

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                 counsel's knowledge after reasonable investigation and except as set forth in a schedule to such counsel's opinion, all of such shares of capital stock and 50% of the equity interests in Unimar are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims within the meaning of the Uniform Commercial Code (such counsel being entitled to (A) state that the opinion in this clause relating to the ownership of capital stock and equity interests is based solely on a review of the corporate records of the Company and its subsidiaries and the records of Unimar, the certificate or certificates representing such shares of capital stock and evidence of such equity interests in Unimar and a certificate or certificates in respect of matters of fact as to ownership of and liens, encumbrances, equities or claims on such shares of capital stock and equity interests, provided that such counsel shall state that he believes that both you and he are justified in relying upon such certificate or certificates and (B) rely in respect of the opinion in this clause upon opinions of local counsel furnished to you at the Time of Delivery and in respect of matters of fact upon certificates of public officials or officers of the Company or its subsidiaries furnished to you at the Time of Delivery, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates);

                        (v) To the best of such counsel's knowledge after reasonable investigation, other than as set forth in the Prospectus, there is no pending or threatened action, suit or proceeding before any court or any governmental agency or body or any arbitrator involving the Company, any Material Subsidiary or Unimar required to be disclosed in the Registration Statement that is not adequately disclosed therein;

                        (vi) This Agreement has been duly authorized, executed and delivered by the Company;

                        (vii) The Notes have been duly authorized, executed, issued and delivered by the Company and, assuming the due authentication thereof by the Trustee, constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture; the Guarantees have been duly authorized, executed, issued and delivered by each Guarantor and constitute valid and legally binding obligations of each Guarantor entitled to the benefits provided by the Indenture; and the Notes, the Guarantees and the Indenture conform to the descriptions thereof in the Prospectus;

                        (viii) The Indenture has been duly authorized, executed and delivered by the Company and each Guarantor and, assuming the due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding instrument of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; and the Indenture has been duly qualified under the Trust Indenture Act;

                        (ix) The issue and sale of the Notes, the issue of the Guarantees and the compliance by the Company and the Guarantors with all of the provisions of the Notes, the Guarantees, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated will not result in any violation of the Restated Certificate of Incorporation or By-laws of the Company or the certificate of incorporation, restated certificate of incorporation, articles of association or memorandum of association, as applicable, or by-laws of any Guarantor (other than UTEK) and, to the best of such counsel's knowledge after reasonable investigation, such actions will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Material Subsidiaries or, to the best of the Company's knowledge,

                 Unimar is a party or by which the Company or any of its Material Subsidiaries or, to the best of such counsel's knowledge, Unimar is bound or to which any of the property or assets of the Company or any of its Material Subsidiaries or, to the best of such counsel's knowledge, Unimar is subject, or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company, any of its Material Subsidiaries or, to the best of such counsel's knowledge, Unimar or any of their properties (excluding breaches, violations and defaults that, individually or in the aggregate, will not have any material adverse effect on the general affairs, management, financial position, stockholders' equity, results of operations or prospects of the Company and its subsidiaries taken as a whole) (such counsel being entitled to rely in respect of the opinion in this clause relating to statutes, orders, rules or regulations upon opinions of local counsel furnished to you at the Time of Delivery,provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions);

                        (x) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body having jurisdiction over the Company is required for the consummation by the Company and the Guarantors of the transactions contemplated by this Agreement or the Indenture, except such as have been obtained under the Act and the Trust Indenture Act, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Notes and the Guarantees by the Underwriters;

                        (xi) The statements made in the Prospectus under the captions "Description of the Debt Securities" and "__________", insofar as they purport to constitute summaries of the legal matters and documents referred to therein, fairly present the information called for with respect to such legal matters and documents and fairly summarize such legal matters and documents;

                        (xii) Neither the Company nor any of the Guarantors is an "investment company" within the meaning of the Investment Company Act and the published rules and regulations of the Commission thereunder, and no registration of the Company or any of the Guarantors under the Investment Company Act is required for, or will be required as a consequence of, the issuance, offer and sale of the Notes and the Guarantees pursuant to this Agreement;

                        (xiii) The documents incorporated by reference in the Prospectus or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules and engineering and statistical data therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the published rules and regulations of the Commission thereunder; and

                        (xiv) The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules and engineering and statistical data therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the published rules and regulations of the Commission thereunder.

                 Such counsel shall state that, although they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in any of the documents referred to in subclause
        (xiii) of this Clause (c) or in the Registration Statement or the Prospectus (except as and to the extent described in subclause (xi) of this Clause (c)), they have no reason to believe that

        (i) any of the documents referred to in subclause (xiii) of this Clause
        (c) when such documents became effective or were so filed, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; or (ii) as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion or belief) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion or belief) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of the Time of Delivery, either the Registration Statement or the Prospectus or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion or belief) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and they do not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required.

        In rendering the opinions referred to in subclauses (ii) (other than with respect to authorized capitalization), (iii), (iv), (v), (ix) and
        (x) of this Clause (c), such counsel may rely upon an opinion of Newton
        W. Wilson, III, Esq., General Counsel, Vice President-Administration and Secretary of the Company, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinion.

                In rendering such opinion, such counsel may (A) state that their opinion is limited to matters governed by the Federal laws of the United States, the laws of the State of New York and the State of Texas, and the General Corporation Law of the State of Delaware and (B) rely (to the extent such counsel deem proper and specify in their opinion), as to matters involving the application of the laws of other jurisdictions, upon the opinions of local counsel referred to in subclauses (iii), (iv) and (ix) of this Clause (c).

                (d) On the date of the execution hereof and also at the Time of Delivery, Price Waterhouse shall have furnished to you a letter or letters, dated the respective date of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto;

                (e) (i) None of the Company or any of its subsidiaries or Unimar shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, which loss or interference is material to the Company and its subsidiaries taken as a whole, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock (other than (i) any shares of capital stock of the Company sold upon the exercise of a subscription, option or warrant or the conversion of a security outstanding on the date of this Agreement,
        (ii) any shares of such capital stock, or other securities convertible or exercisable or exchangeable for such shares, in either case issued pursuant to any employee stock option or benefit plan of the Company existing on the date of this Agreement and (iii) any stock repurchases pursuant to the Company's publicly announced stock repurchase program) or any increase of more than $25,000,000 in the consolidated short-term or long-term debt of the Company or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in Clause (i) or (ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Notes being delivered at the Time of Delivery on the terms and in the manner contemplated in the Prospectus;

                (f) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities (other than Standard & Poor's corporation's "negative outlook" on its rating of the Company's debt securities, which outlook was publicly announced prior to the date hereof);

                (g) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; or (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war if the effect of any such event specified in this Clause (iii) in your judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Notes on the terms and in the manner contemplated in the Prospectus; and

                (h) The Company shall have furnished or caused to be furnished to you at the Time of Delivery certificates of officers of the Company and the Guarantors satisfactory to you as to the accuracy of the representations and warranties of the Company herein at and as of the Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to the Time of Delivery, and as to such other matters as you may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (f) of this Section, and as to such other matters as you may reasonably request.

        8. (a) The Company will indemnify and hold each Underwriter harmless against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may became subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter expressly for use therein.

        (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

        (c) Promptly after receipt by a party entitled to indemnification under subsection (a) or (b) above (the "indemnified party") of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against a party required to provide indemnification to such indemnified party under such subsection (the "indemnifying party"), notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (which shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. In no event shall an indemnifying party be liable for the fees and expenses of more than one counsel (in addition to any local counsel), apart from counsel to such indemnifying party, for all indemnified parties in connection with any one action or separate but similar or related actions arising out of the same general allegations or circumstances. No indemnifying party shall be liable for any settlement of any such action effected without its consent, provided that such consent is not unreasonably withheld or delayed.

        (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Notes. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Notes (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Underwriter agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Notes underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter would have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

        (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of each Underwriter under this Section 8 shall be in addition to any liability which such Underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

        9. (a) If any Underwriter shall default in its obligation to purchase the Notes which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Notes on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Notes, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Notes on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Notes, or the Company notifies you that it has so arranged for the purchase of such Notes, you or the Company shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion and the opinion of the Company may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section 9 with like effect as if such person had originally been a party to this Agreement with respect to such Notes.

        (b) If, after giving effect to any arrangements for the purchase of the Notes of one or more defaulting Underwriters by you and the Company as provided in subsection (a) above, the aggregate principal amount of such Notes which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Notes to be purchased hereunder, then the Company shall have the right to require each non-defaulting Underwriter to purchase the aggregate principal amount of Notes which such Underwriter agreed to purchase hereunder and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the aggregate principal amount of Notes which such Underwriter agreed to purchase hereunder) of the Notes of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

        (c) If, after giving effect to any arrangements for the purchase of the Notes of one or more defaulting Underwriters by you and the Company as provided in subsection (a) above, the aggregate principal amount of Notes which remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Notes to be purchased hereunder, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase the Notes of one or more defaulting Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

        10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Underwriters or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Notes.

        11. If this Agreement shall be terminated pursuant to Section 9 hereof, the Company shall have no liability to any Underwriter except as provided in Section 6 and Section 8 hereof; but, if for any other reason any Notes are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters for all of their out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Notes not so delivered, but the Company shall then be under no further liability to any Underwriter in respect of the Notes not so delivered except as provided in Section 6 and Section 8 hereof.

        12. All statements, requests, notices and agreements hereunder shall be in writing, and if to any of the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to Goldman, Sachs & Co. at 85 Broad Street, New York, N.Y. 10004, Attention: Registration Department; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement,
Attention: Secretary. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

        13. This Agreement shall be binding upon, and inure solely to the benefit of the Underwriters, the Company and, to the extent provided in Sections 8 and 9 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Notes from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

        14. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

        15. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

        16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

        If the foregoing is in accordance with your understanding, please sign and return to us nine counterparts hereof, and upon the acceptance hereof by you this letter and such acceptance hereof shall constitute a binding agreement between you and the Company.

Very truly yours,

UNION TEXAS PETROLEUM HOLDINGS, INC.


                                            By: ________________________________
                                                Name:
                                                Title:


Accepted as of the date hereof:


[UNDERWRITERS]

                                                                      Schedule 1

                                                           Principal Amount
Underwriter                                                    of Notes
- -----------                                                ----------------




                                                             ------------
                                                             ============

                                                                         ANNEX I



        Pursuant to Section 7(e) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

                (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

                (ii) In their opinion, the financial statements and financial statement schedules provided pursuant to Article 12 of Regulation S-X audited by them and incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the applicable related published rules and regulations thereunder with respect to Registration Statements on Form S-3; and they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the Underwriters;

                (iii) On the basis of limited procedures, not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements referred to below, a reading of the latest available interim financial data of the Company and its subsidiaries, a reading of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters regarding the specified items for which representations are requested below, nothing came to their attention as a result of the foregoing procedures that caused them to believe that:

                        (A) at the date of the latest available interim financial data and at a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated short-term or long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets (working capital) or stockholders' equity or other items heretofore determined with the Underwriters, or any increases in any items heretofore determined with the Underwriters, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter;

                        (B) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (A) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items heretofore determined with the Underwriters, or any increases in any items heretofore determined with the Underwriters, in each case as compared with the comparable period of the preceding year, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                (iv) In addition to the audit referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (ii) and (iii) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Underwriters which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference) or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Underwriters or in documents incorporated by reference in the Prospectus specified by the Underwriters, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

                                                                        ANNEX II


                             MATERIAL SUBSIDIARIES


UNION TEXAS PETROLEUM ENERGY CORPORATION
UNION TEXAS INTERNATIONAL CORPORATION
UNION TEXAS EAST KALIMANTAN LIMITED
UNION TEXAS PAKISTAN, INC.
UNION TEXAS PETROLEUM LIMITED
UNISTAR, INC.